EXHIBIT 99.3

EXECUTION COPY

FOURTH AMENDMENT TO THE CREDIT AGREEMENT

This FOURTH AMENDMENT, dated as of October 9, 2003 (this “Amendment”), to the Credit Agreement, dated as of April 1, 2003, as amended by the First Amendment to the Credit Agreement dated as of May 15, 2003, the Second Amendment to the Credit Agreement dated as of June 27, 2003 and the Third Amendment to the Loan Documents dated as of July 15, 2003 and as modified by the Lender Consent dated as of August 1, 2003 (such Credit Agreement, as so amended and modified, being the “Credit Agreement”), among Dynegy Holdings Inc., as the borrower (the “Borrower”), Dynegy Inc., as the parent guarantor (the “Parent Guarantor”), Citibank, N.A. and Bank of America, N.A., as administrative agents (the “Administrative Agents”) for the Lenders, Bank One, NA (Main Office Chicago), as collateral agent for the Lenders, and the various banks, financial institutions and other lenders parties thereto. Capitalized terms used without definition in this Amendment shall have the meanings set forth in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower has requested, and the Lenders are willing to grant such request, that the Lenders agree to provide certain amendments with respect to the Credit Agreement as hereinafter set forth;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

SECTION 1. Amendments. Subject to the occurrence of the Effective Date, the Credit Agreement is amended as follows:

(a) The definition of “2003 Second Lien Notes” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““2003 Second Lien Notes” means the first tranche and the second tranche of senior secured notes issued by the Borrower and guaranteed by the Subsidiary Guarantors on or after the Third Amendment Effective Date, in accordance with the provisions of Section 7.03(b)(xii).”

SECTION 2. Conditions to Effectiveness. This Amendment shall become effective on the first date (the “Effective Date”) on which, and only if, the Administrative Agents have received confirmation of each of the following, each in form and substance satisfactory to the Administrative Agents:

(a) Execution of Counterparts. The Administrative Agents shall have received counterparts of this Amendment duly executed by each of the Loan Parties and the Required Lenders.

(b) Payment of Fees and Expenses. The Administrative Agents shall have determined that all agency, custodial, filing service, collateral trustee, legal and other fees and disbursements incurred in connection with this Amendment and invoiced through the day immediately prior to the Effective Date, including all fees of the Administrative Agents and their respective counsel, shall have been paid in full by the Borrower.

(c) No Default. No event shall have occurred and be continuing that constitutes a Default.

(d) Certificate. A certificate from the secretary or assistant secretary of the Borrower and each Guarantor dated the Effective Date and certifying (i) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower or such Guarantor, as the case may be, authorizing the execution, delivery and performance of this Amendment and the matters contemplated hereby, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and the matters contemplated hereby.

(e) Opinions. Favorable written opinions of O’Melveny & Myers LLP, counsel for the Borrower, the General Counsel or Assistant General Counsel of the Borrower, in each case, dated the Effective Date and addressed to the Administrative Agents and the Lenders as to such matters as the Administrative Agents may reasonably request, and such other opinions reasonably requested by the Administrative Agents.

SECTION 3. Confirmation of Representations and Warranties and Certain Acknowledgements and Agreements. The Borrower hereby represents and warrants, on and as of the Effective Date, that the representations and warranties contained in the Credit Agreement are correct and true in all material respects on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date. The Borrower agrees that all provisions of Section 11.05 of the Credit Agreement are in full force and effect and cover the entering into of this Amendment and the transactions contemplated hereby.

SECTION 4. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 5. Reference to and Effect on the Loan Documents. (a) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”,

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“hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agents under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part of the Credit Agreement.

SECTION 7. Entire Agreement; Modification. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

DYNEGY HOLDINGS INC., as Borrower

By:	/S/ ROBERT T. RAY
Name:	Robert T. Ray
Title:	Sr. Vice President-Treasurer

DYNEGY POWER CORP.
DPC II INC.
DYNEGY ENGINEERING, INC.
DYNEGY SERVICES, INC.
DYNEGY POWER MANAGEMENT SERVICES, L.P.,
By: Dynegy Services, Inc., its general partner
CALCASIEU POWER, INC.
DYNEGY OPERATING COMPANY
DYNEGY PARTS AND TECHNICAL
SERVICES, INC.
DYNEGY POWER MANAGEMENT SERVICES, INC.
HEP COGEN, INC.
NORTHWAY COGEN, INC.
DYNEGY POWER INVESTMENTS, INC.
DYNEGY POWER SERVICES, INC.
DYNEGY POWER NEVADA, INC.
MICHIGAN COGEN, INC.
MICHIGAN POWER, INC.
MICHIGAN POWER HOLDINGS, INC.
OCG COGEN, INC.
OYSTER CREEK COGEN, INC.
RRP COMPANY
DPC COLOMBIA—OPON POWER
RESOURCES COMPANY
TERMO SANTANDER HOLDING, LLC
RIVERSIDE GENERATION, INC.
RIVERSIDE GENERATING COMPANY, L.L.C.
ROLLING HILLS GENERATION, INC.
DYNEGY RENAISSANCE POWER, INC.
DYNEGY NORTHEAST GENERATION, INC.
HUDSON POWER, L.L.C.
DYNEGY MIDSTREAM GP, INC.
DYNEGY MIDSTREAM SERVICES, LIMITED PARTNERSHIP
By: Dynegy Midstream G.P., Inc., its general partner
MIDSTREAM BARGE COMPANY, L.L.C.

By:	/S/ ROBERT T. RAY
Robert T. Ray
Sr. Vice President-Treasurer

DYNEGY LIQUIDS MARKETING AND TRADE
DYNEGY REGULATED HOLDINGS, LLC
DYNEGY OPI, LLC
DYNEGY NGL PIPELINE COMPANY, LLC
DYNEGY INTRASTATE PIPELINE, LLC
DYNEGY ENERGY PIPELINE COMPANY LLC
DYNEGY UPPER HOLDINGS, L.L.C.
DYNEGY HOLDING COMPANY, L.L.C.
DMG ENTERPRISES, INC.
HAVANA DOCK ENTERPRISES, LLC
DMT HOLDINGS, INC.
DMT G.P., L.L.C.
DMT HOLDINGS, L.P.
DYNEGY MARKETING AND TRADE
DYNEGY COAL TRADING &
TRANSPORTATION, L.L.C.
NGC STORAGE, INC.
BLACK THUNDER MEMBER, INC.
ILLINOVA CORPORATION
ILLINOVA GENERATING COMPANY
IGC GRIMES COUNTY, INC.
IGC GRIMES FRONTIER, INC.
IPG FERNDALE, INC.
IPG PARIS, INC.
CHARTER OAK (PARIS) INC.
ILLINOVA ENERGY PARTNERS, INC.
PARISH POWER, INC.
CALCASIEU POWER, LLC
DELTA COGEN, INC.
DYNEGY POWER HOLDINGS, INC.
COGEN POWER, INC.
COGEN POWER, L.P.
By: CoGen Power, Inc., its general partner
DYNEGY LIQUIDS G.P., L.L.C.
By: Dynegy Midstream Services, Limited Partnership, its sole member
By: Dynegy Midstream G.P., Inc. its general partner

By:	/S/ ROBERT T. RAY
Robert T. Ray
Sr. Vice President-Treasurer

DYNEGY INC.
BG HOLDINGS, INC.
BLACK MOUNTAIN COGEN, INC.
BLUEGRASS GENERATION, INC.
BLUEGRASS GENERATION COMPANY, L.L.C.
DYNEGY CABRILLO II LLC
BLUE RIDGE GENERATION INC.
BLUE RIDGE GENERATION LLC
CHICKAHOMINY GENERATING COMPANY
CHICKAHOMINY POWER, LLC
FLORIDA MERCANTILE POWER, INC.
PALMETTO POWER, L.L.C.
GASIFICATION SERVICES, INC.
GEORGIA MERCANTILE POWER, INC.
HEARD COUNTY POWER, L.L.C.
HART COUNTY IPP, INC.
HARTWELL INDEPENDENT POWER PARTNERS, INC.
HARTWELL POWER COMPANY
DYNEGY ROSETON, L.L.C.
DYNEGY HUDSON POWER RETAIL, L.L.C.
DYNEGY GLOBAL ENERGY, INC.
DYNEGY BROADBAND MARKETING AND TRADE
DYNEGY GP INC.
DYNEGY TECHNOLOGY CAPITAL CORP.
DYNEGY STRATEGIC INVESTMENTS, L.P.
By: Dynegy Strategic Investments GP, L.L.C., its general partner
DYNEGY STRATEGIC INVESTMENTS GP, L.L.C.
RENAISSANCE POWER, L.L.C.
ROLLING HILLS GENERATING, L.L.C.
DYNEGY POWER MARKETING, INC.

By:	/S/ ROBERT T. RAY
Robert T. Ray
Sr. Vice President-Treasurer

DYNEGY ENERGY SERVICES, INC.
ILLINOIS POWER ENERGY, INC.
DES NORTHEAST, INC.
DEM GP, LLC
DYNEGY ENERGY MARKETING, LP
By: DEM GP, LLC, its general partner
DYNEGY ADMINISTRATIVE SERVICES COMPANY
NIPC, INC.
DFS L.P., LLC
DFS GENERAL PARTNER, LLC
DYNEGY FINANCIAL SERVICES, LP
By: DFS GENERAL PARTNER, LLC, its general partner
DYNEGY CATLIN MEMBER, INC.
DYNEGY MIDWEST GENERATION, INC.
DYNEGY I.T., INC.
CHESAPEAKE POWER, INC.
JAMES RIVER ENERGY CORP.
DPC POWER RESOURCES HOLDING
COMPANY
DRY CREEK POWER, INC.
ROCKINGHAM POWER, L.L.C.
DYNEGY POWER DEVELOPMENT COMPANY

By:	/S/ ROBERT T. RAY
Robert T. Ray
Sr. Vice President-Treasurer

DYNEGY MANAGEMENT, INC.
DMS LP, INC.
DMT L.P., L.L.C.
DYNEGY STRATEGIC INVESTMENTS LP, INC.
DEM LP, LLC

By:	/S/ LARRY F. ALTENBAUMER
Larry F. Altenbaumer
President

DYNEGY DANSKAMMER, L.L.C.

By:	/S/ J. KEVIN BLODGETT
J. Kevin Blodgett
Assistant Secretary

CITIBANK, N.A., as Administrative Agent, Payment Agent and Lender

By:	/S/ SUSAN MCMANIGAL
Name:	Susan McManigal
Title:	Senior Vice President

BANK OF AMERICA, N.A.,
as Administrative Agent and Lender

By:	/S/ CLARA YANG STRAND
Name:	Clara Yang Strand
Title:	Managing Director

BANK ONE, NA, as L/C Issuer and Lender

By:	/S/ RICHARD BROUSSARD
Name:	Richard Broussard
Title:	F V P

JPMORGAN CHASE BANK

By:	/S/ ROBERT W. TRABAND
Name:	Robert W. Traband
Title:	Vice President

THE TORONTO-DOMINION BANK

By:	/S/ JILL HALL
Name:	Jill Hall
Title:	Manager – Credit Administration

ABN AMRO BANK N.V.

By:	/S/ FRANK R. RUSSO, JR.
Name:	Frank R. Russo, Jr.
Title:	Vice President

By:	/S/ JOHN REED
Name:	John Reed
Title:	Vice President

CREDIT LYONNAIS NEW YORK BRANCH

By:	/S/ OLIVIER AUDEMAND
Name:	Olivier Audemand
Title:	Senior Vice President

CREDIT SUISSE FIRST BOSTON, Cayman Island Branch

By:	/S/ BRIAN T. CALDWELL
Name:	Brian T. Caldwell
Title:	Director

By:	/S/ DAVID J. DODD
Name:	David J. Dodd
Title:	Associate

LEHMAN COMMERCIAL PAPER INC.

By:	/S/ JANE E. GILLARD
Name:	Jane E. Gillard
Title:	Authorized Signatory

ROYAL BANK OF CANADA

By:	/S/ R. S. CHANG
Name:	R.S. Chang
Title:	Vice President

SOCIETE GENERALE

By:	/S/ ELIZABETH W. HUNTER
Name:	Elizabeth W. Hunter
Title:	Director

WestLB AG, NEW YORK BRANCH

By:	/S/ DUNCAN ROBERTSON
Name:	Duncan Robertson
Title:	Executive Director

By:	/S/ SAL BATTINELLI
Name:	Sal Battinelli
Title:	Managing Director

DEUTSCHE BANK AG
NEW YORK BRANCH

By:	/S/ RICHARD HENSHALL
Name:	Richard Henshall
Title:	Director

By:	/S/ JOEL MAKOWSKY
Name:	Joel Makowsky
Title:	Director

MERRILL LYNCH CAPITAL CORP.

By:	/S/ CAROL J.E. FEELEY
Name:	Carol J.E. Feeley
Title:	Vice President

THE BANK OF NOVA SCOTIA

By:	/S/ LEE ORIGONI
Name:	Lee Origoni
Title:	Assistant General Manager

CREDIT AGRICOLE INDOSUEZ

By:	/S/ KATHLEEN M. SWEENEY
Name:	Kathleen M. Sweeney
Title:	Vice President

By:	/S/ JOHN MCCLOSKEY
Name:	John McCloskey
Title:	First Vice President

FLEET NATIONAL BANK

By:	/S/ PEGGY PECKAM
Name:	Peggy Peckam
Title:	Senior Workout Officer

FLEET CAPITAL CORPORATION

By:
Name:
Title:

GOLDMAN SACHS CREDIT PARTNERS, L.P.

By:
Name:
Title:

MIZUHO GLOBAL, LTD.

By:	/S/ KAZUAKI KITABATAKE
Name:	Kazuaki Kitabatake
Title:	Deputy General Manager

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:	/S/ HARRY P. YERGEY
Name:	Harry P. Yergey
Title:	Senior Vice President & Manager

By:	/S/ SUBASH R. VISWANATHAN
Name:	Subash R. Viswanathan
Title:	Senior Vice President

BEAR STEARNS & CO., INC.

By:
Name:
Title:

MERRILL LYNCH, PIERCE, FENNER & SMITH

By:
Name:
Title:

CITIGROUP FINANCIAL PRODUCTS INC.

By:	/S/ JOHN HUMPHREY
Name:	John Humphrey
Title:	Managing Director

OPPENHEIMER SENIOR
FLOATING RATE FUND

By:
Name:
Title:

SEMINOLE FUNDING LLC

By:
Name:
Title:

TRS THEBE LLC

By:	/S/ DEBORAH O’KEEFFE
Name:	Deborah O’Keeffe
Title:	Vice President

UBS AG, STAMFORD BRANCH

By:	/S/ ANTHONY N. JOSEPH
Name:	Anthony N. Joseph
Title:	Associate Director

By:	/S/ JANICE L. RANDOLPH
Name:	Janice L. Randolph
Title:	Associate Director

BEAR STEARNS INVESTMENT PRODUCTS INC.

By:
Name:
Title:

CENTURION CDO II, LTD.

By:	American Express Asset Management Group Inc. as Collateral Manager

By:	/S/ LEANNE STAVRAKIS
Name:	Leanne Stavrakis
Title:	Director – Operations

CENTURION CDO III, LTD

By:	American Express Asset Management Group Inc. as Collateral Manager

By:	/S/ LEANNE STAVRAKIS
Name:	Leanne Stavrakis
Title:	Director – Operations

CENTURION CDO VI, LTD

By:	American Express Asset Management Group Inc. as Collateral Manager

By:	/S/ LEANNE STAVRAKIS
Name:	Leanne Stavrakis
Title:	Director – Operations

HBK MASTER FUND L.P.

By:
Name:
Title:

LAGUNA FUNDING LLC

By:	/S/ ANN E. MORRIS
Name:	Ann E. Morris
Title:	Asst. Vice President

SEQUILS-CENTURION V, LTD.

By:
Name:
Title:

SPECIAL SITUATIONS
INVESTING GROUP, INC.

By:
Name:
Title:

COLONIAL FUNDING LLC

By:	/S/ ANN E. MORRIS
Name:	Ann E. Morris
Title:	Asst. Vice President

CASTLERIGG MASTER INVESTMENTS LTD.

By:	Sandell Asset Mgmt Corp.

By:	/S/ THOMAS E. SANDELL
Name:	Thomas E. Sandell
Title:	Principal

KZH ING-2 LLC

By:	/S/ HI HUA
Name:	Hi Hua
Title:	Authorized Agent

KZH STERLING LLC

By:	/S/ HI HUA
Name:	Hi Hua
Title:	Authorized Agent